EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Annual Report on Form 10-K of SyntheMed, Inc. for the fiscal year ended December 31, 2009, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Annual Report on Form 10-K for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form10-K for the fiscal year ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of SyntheMed, Inc.

March 22, 2010	/s/ Robert P. Hickey
Name: Robert P. Hickey
Title: President, CEO and CFO